UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2018

TARGET GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55066	46-3621499
State or other jurisdiction incorporation	Commission File Number IRS Employer	Identification No.

55 Administration Road, Unit 8, Vaughan, Ontario, Canada L4K 4G9

(Address of principal executive offices)                                  (Zip Code)

Registrant's telephone number, including area code: (647) 927-4644

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

For an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Section 2-      Financial Information

Item 2.01	Completion of Acquisition or Disposition of Assets

Effective August 2, 2018, the Company completed the acquisition of all of the issued and outstanding common stock of Visava Inc. which was previously described in the Company’s report on Form 8-K filed on July 3, 2018. Pursuant to the Agreement and Plan of Share Exchange dated June 27, 2018 (“Agreement”), the Company will issue 25,500,000 shares of its common stock to the Visava Inc. shareholders. Visava Inc., an Ontario, Canada corporation, will continue to operate as a wholly-owned subsidiary of the Company.

The description of the Agreement contained in this Report is not intended to be complete and is qualified by reference to the complete Agreement which was filed as Exhibit 2.1 to the Company’s report on Form 8-K filed July 3, 2018 and which Agreement is incorporated into this Report by reference.

Item 3.02	Unregistered Sale of Equity Securities

The disclosures contained in Item 2.01 of this Report are incorporated by reference into this Item 3.02. The 25,500,000 shares of the Company’s common stock when issued will constitute in excess of 5% of the Company issued and outstanding common stock.

The issuance of the Company’s common stock is made in reliance upon Regulation S under the Securities Act of 1933, as amended (“Securities Act”), for those Visava shareholders who are “Non-U.S. Persons” as defined in Regulation S, Rule 902(k) and upon Section 4(a) (2) of the Securities Act and Regulation D Rule 506(b) thereunder for three (3) of the Visava shareholders who are U.S. residents.

In addition to its common stock, the Company will issue to the Visava shareholders warrants to purchase up to 25,000,000 shares of the Company’s common stock at a price per share of $0.10. The warrants will expire on the two (2) anniversary date of their issuance.

Section 8-      Other Events

Item 8.01	Other Events

On August 8, 2018, the Company issued a news release announcing the completion of the acquisition of all of the issued and outstanding common stock of Visava Inc., as set forth in this Report. A copy of the complete news release is attached as an exhibit to this Report and is incorporated herein by this reference.

Section 9-      Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	News Release dated August 8, 2018

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET GROUP INC.

Dated: August 8, 2018	By: /s/ Rubin Schindermann
Chief Executive Officer